Harbor Domestic Equity Funds Supplement to Prospectus dated March 1, 2011

Harbor Small Cap Growth Fund

The following information regarding the subadviser for Harbor Small Cap Growth Fund has changed:

Effective November 15, 2011, Matthew Strobeck no longer serves as a portfolio manager to Harbor Small Cap Growth Fund. Bruce Jacobs has joined as a portfolio manager to Harbor Small Cap Growth Fund with existing portfolio managers William Muggia, Ethan Meyers, John Montgomery and Hamlen Thompson.

The following supplements the information under the heading Portfolio Manager on page 9 of the Prospectus:

Portfolio Manager

Bruce Jacobs, CFA Westfield Capital Management Company, L.P.

Mr. Jacobs is a Portfolio Manager and Partner of Westfield Capital Management Company and has co-managed the Fund since 2011.

November 15, 2011

Harbor Small Company Value Fund

Harbor Funds’ Board of Trustees has determined that it is in the best interests of the Harbor Small Company Value Fund and its shareholders that the Fund be liquidated and dissolved. The liquidation of the Fund is expected to occur on December 29, 2011. The liquidation proceeds will be distributed to any remaining shareholders of the Fund on the liquidation date.

Shareholders may exchange shares into another Harbor fund or redeem shares out of the Fund in accordance with Harbor’s exchange and redemption policies as set forth in the Fund’s prospectus until the date of the Fund’s liquidation.

In order to ready the Fund for liquidation, all or a substantial portion of the Fund’s assets will be invested in cash, cash equivalents and debt securities with a remaining maturity of less than one year. As a result, the Fund will no longer be able to achieve its investment objective of seeking long-term total return.

Because the Fund will be liquidating, the Fund is now closed to new investors.

October 31, 2011

Investors Should Retain This Supplement For Future Reference

S1115.P.EF

Wacker Drive, 34th Floor Chicago, IL 60606-4302 www.harborfunds.com

Supplement to Statement of Additional Information dated May 1, 2011

Harbor Small Cap Growth Fund

Effective November 15, 2011, Matthew Strobeck is no longer a portfolio manager to Harbor Small Cap Growth Fund. All references to Mr. Strobeck in the Statement of Additional Information are hereby deleted.

The following supplements the information under the heading “The Portfolio Managers” on page 46 for Harbor Small Cap Growth Fund:

Other Accounts Managed

	Other Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts
	# of Accounts		Total Assets (in millions)		# of Accounts		Total Assets (in millions)		# of Accounts		Total Assets (in millions)
HARBOR SMALL CAP GROWTH FUND
Bruce Jacobs
All Accounts	11	*	$2,336	*	11	*	$392	*	528	*	$9,807	*
Accounts where advisory fee is based on account performance (subset of above)	0	*	—	*	0	*	—	*	24	*	1,305	*

* Information is as of September 30, 2011.

Westfield Capital Management Company, L.P.

SECURITIES OWNERSHIP

As of September 30, 2011, Mr. Jacobs did not beneficially own any shares of Harbor Small Cap Growth Fund.

Dated: November 15, 2011

Harbor Global Growth Fund

Effective September 30, 2011, Corydon Gilchrist is no longer a portfolio manager to Harbor Global Growth Fund. All references to Mr. Gilchrist in the Statement of Additional Information are hereby deleted.

Dated: September 30, 2011

Investors Should Retain This Supplement For Future Reference

S1115.SAI.0501